EXHIBIT 10.91

MODIFICATION OF LOAN AND SECURITY AGREEMENT

WHEREAS, this AGREEMENT is in reference to a loan which is evidenced by an instrument entitled LOAN AND SECURITY AGREEMENT (“AGREEMENT”), dated February 20, 2001, executed by and between LEE PHARMACEUTICALS as “BORROWER” AND PREFERRED BUSINESS CREDIT, INC. (“PBC”) as “LENDER.”

NOW, THEREFORE, it is agreed by the undersigned parties that the AGREEMENT shall be amended in the following respect:

In Section 2.1(b) of the AGREEMENT, PBC agrees to make revolving advances to BORROWER in an amount equal to the lesser of (I) seventy percent (70%) of the amount of eligible accounts and (II) an amount equal to BORROWER’s cash collections for the immediately preceding forty-five (45) day period.

In Section 2.8 of the AGREEMENT, the term of the AGREEMENT shall be extended to May 20, 2004.

Except as noted above, all the terms, conditions and provisions of said AGREEMENT shall remain unchanged and in full force and effect.

DATE: April 23, 2002

PREFERRED BUSINESS CREDIT, INC.		AGREED AND ACCEPTED:

LEE PHARMACEUTICALS
a California corporation

BY:	FARHAD MOTIA
Farhad Motia, President
		BY:	RONALD G. LEE
Ronald G. Lee, President